ANNUAL REPORT


                                                                 AUGUST 31, 2001

TEMPLETON EMERGING
MARKETS INCOME FUND, INC.

[FRANKLIN TEMPLETON LOGO]

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries.
--------------------------------------------------------------------------------

This annual report for Templeton Emerging Markets Income Fund covers the fiscal year ended August 31, 2001. During the 12 months under review, emerging market bonds experienced significant volatility. Strong performance during the period's first half gave way to weakness during the second half as increasing evidence emerged of slowing global economic growth. As major world economies slowed, commodity prices moderated, and increasingly weak economic data led to heightened investor risk aversion overall. Adverse conditions in certain countries sparked uncertainty and impacted the emerging market asset class. However, falling interest rates globally and favorable political and economic trends in selected countries helped offset, in part, such negative developments.


CONTENTS

Shareholder Letter ....................................................      1

Performance Summary ...................................................     10

Important Notice to Shareholders ......................................     11

Financial Highlights & Statement of Investments .......................     13

Financial Statements ..................................................     17

Notes to Financial Statements .........................................     20

Independent Auditors' Report ..........................................     23

FUND CATEGORY

[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 14.

In response to the slowing U.S. economy, the Federal Reserve Board aggressively lowered short-term interest rates, nearly halving the rate to 3.50% by the end of the period, down from 6.50% at the beginning. Despite this rapid easing, risk aversion continued to rise, evidenced by the major equity markets' poor performance and increasing credit risk rate spreads for such higher risk-bearing fixed income asset classes as high yield and emerging market bonds. For example, the Nasdaq Composite Index, Standard & Poor's 500(R) Composite Index and Dow Jones(R) Industrial Average fell 56.81%, 24.39% and 9.85%, respectively, during the 12 months under review.(1) The added interest paid for high yield securities over U.S. Treasuries because of their greater credit risk rose from 7.7% at the beginning of the period to 8.2% by the end, as measured by the CS First Boston High Yield Index.(2) Interest rate reductions in developed economies generally benefit emerging market borrowers, as they lower financing costs and can attract positive capital flows for investors seeking higher returns outside developed countries. However, increased investor risk aversion overall tempered capital flows to emerging economies during the period and offset much of the impact from lower interest

1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks.

2. Source: Standard & Poor's Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

rates. As a result, the interest rate spread for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) relative to Treasuries rose from 5.5% at the beginning of the period to 7.6% at the end.(3)

Regionally, non-Latin American bonds outperformed Latin American bonds by a wide margin during the 12 months under review, as events in Argentina negatively impacted neighboring countries. African bonds contributed the best performance on a regional basis, as a result of better trade performance and improved market perception of political stability. Asian bonds also performed well, as many Asian countries maintained solid economic fundamentals and benefited from a flight to quality as investor risk aversion rose. The European region generally posted solid results for the year, anchored by favorable political and economic developments in Russia and benefiting from gains in such central European economies as Poland and Hungary.

On a country-specific level, several notable events transpired during the period that impacted emerging market bond performance. Of particular note were adverse developments in Argentina and Turkey, as well as favorable trends in Russia, Peru and Bulgaria. Suffering from its third year of recession and mounting financial pressures, Argentina successfully secured financial assistance from the International Monetary Fund (IMF) in December 2000. However, market pressure returned later during the reporting period as poor economic


GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/01


[PIE CHART]

LATIN AMERICA/CARIBBEAN                        61.0%
EUROPE                                         20.7%
ASIA                                           13.4%
SHORT-TERM INVESTMENTS &
  OTHER NET ASSETS                              4.9%


3. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio and financial conditions persisted. Despite additional IMF financial aid, uncertainty remained about the country's economic viability. In Turkey, political instability and poor banking sector conditions precipitated a short-term liquidity crisis, and Turkey received sizeable IMF financial assistance late in 2000 as well. However, after Turkey moved from a pegged exchange rate to a freely floating lira in February 2001, market confidence eroded as political tensions resurfaced, inflation expectations and interest rates rose sharply, and the sustainability of Turkey's short-term domestic debt burden came into question.

On a positive note, Russia's underlying economic and political conditions improved, and favorable political transitions occurred in Peru and Bulgaria during the period. In Russia, supportive domestic economic conditions and continued export sector strength, coupled with increasing political stability, materially improved the country's credit profile. In Peru, the political uncertainty surrounding President Fujimori's resignation was soon followed by a relatively smooth democratic transition, with Alejandro Toledo winning the presidency. Importantly, the formation of political parties and new elections took place according to constitutional procedure, with the distinct possibility for further strengthening of institutions. In Bulgaria, former King Simeon Saxe-Coburg returned to power as prime minister and appointed a reformist cabinet, with privatization and more efficient debt management as cornerstones of the new economic program. The economy continued to grow at a healthy pace during the period, and low external financing needs generally insulated the country from difficult conditions in international capital markets.

Although not immune from financial market pressures during the period, Brazil and Mexico continued to benefit from several trends that supported overall creditworthiness. Brazil suffered as a result of Argentine events and a domestic energy crisis, but the government continued to maintain responsible fiscal policy during the period. The IMF gave Brazil a precautionary financial assistance package designed to insulate the country from financial contagion and to bolster its balance of payments. Mexico's economy was negatively impacted by the U.S. economy's cyclical slowdown, but foreign investment remained strong due, in part, to Mexico's links to the U.S. and E.U. economies, which largely offset the cyclical slowdown in exports. In addition, the Mexican government's fiscal discipline, the country's solid credit profile, and low market financing needs lent support to Mexican bonds during the period.

During the year under review, emerging market bond performance was generally split between Argentina's and that of the rest of the emerging market bond universe. Overall, the EMBIG generated a positive return for the 12-month period



TOP 10 COUNTRIES
  8/31/01

                                                                     % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Brazil                                                                  23.2%

Mexico                                                                  15.8%

Russia                                                                  10.6%

Turkey                                                                   8.4%

Venezuela                                                                8.3%

Bulgaria                                                                 7.5%

Argentina                                                                4.2%

Colombia                                                                 4.0%

Philippines                                                              4.0%

Netherlands                                                              2.6%

ended August 31, 2001. However, the Argentine component suffered due to that country's economic recession and ensuing financial crisis, and it ended the period down 16.29%. Within the EMBIG, Nigeria was the best performer during the year, returning 52.27%. Other countries posting strong results included Colombia (31.16%), Russia (23.38%) and Ecuador (21.58%). Apart from Argentina, index laggards included Brazil (0.51%), Turkey (-5.55%) and Ivory Coast (-8.36%).(3)

Within this environment, as of August 31, 2001, as shown in the Performance Summary on page 10, Templeton Emerging Markets Income Fund reported a 15.53% 12-month cumulative total return based on market price and a 4.34% return based on net asset value. By comparison, the unmanaged J.P. Morgan EMBIG rose 5.66% during the same period.(3)

At the end of the reporting period, 61.0% of the Fund's total net assets remained invested in Latin America, down slightly from 63.7% at the beginning. We believe these securities offer the potential for attractive income returns and better secondary market liquidity than other instruments.

Within the region, the Fund's largest allocation was Brazil (23.2% of total net assets), followed by Mexico (15.8%), Venezuela (8.3%) and Argentina (4.2%).

The Fund's exposure to eastern Europe rose to 18.1% of total net assets at the end of the period, up from 17.3% at the beginning. During the 12 months under review, we increased the Fund's exposure to Russia (10.6%) and Bulgaria (7.5%), which helped mitigate risk from Latin American securities. In Asia, we made few changes, and the Fund's exposure there was represented by Turkey (8.4%), the Philippines (4.0%) and Indonesia (1.0%). The Fund invested primarily in sovereign eurobonds, and we maintain holdings in dollar-denominated securities to minimize potential foreign exchange losses. The Fund held a small portion in Brady bonds, with some offering principal collateral. In addition, we also held a small percentage of the Fund in corporate debt securities.

Looking forward, we remain optimistic about prospects for global bond markets and Templeton Emerging Markets Income Fund. In our opinion, reduced economic growth, global inflation and interest rates should remain supportive of bond prices in the short term. In our view, the recent terrorist attacks in New York and Washington, D.C., have increased the risk of recession because of the potential negative impact on consumer confidence, equity markets and energy prices.

However, we believe that bonds as an asset class could become more appealing if investors' increased risk aversion results in a rise in demand for fixed income securities. We also hold a positive long-term outlook for emerging market bonds. However, we are cautious in the near term because investors could reduce their holdings of higher risk assets. In our view, currently, the Fund's portfolio is well-positioned with its emphasis on holdings from oil-exporting countries.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We appreciate your support, welcome your comments and suggestions and look forward to serving your investment needs in the years to come.



Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                              CHANGE         8/31/01    8/31/00
--------------------------------------------------------------------------------
Net Asset Value                              -$0.95           $11.48    $12.43
Market Price (NYSE)                          +$0.2425         $10.93    $10.6875


DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                              $1.285


PERFORMANCE

                                                                      INCEPTION
                                                   1-YEAR    5-YEAR   (9/23/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                                  4.34%    54.72%    91.29%
   Based on change in
   market price                                    15.53%    63.71%    70.23%
Average Annual Total Return(1)
   Based on change in
   net asset value                                  4.34%     9.12%     8.52%
   Based on change in
   market price                                    15.53%    10.36%     6.93%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in "emerging market countries," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries remains the same.

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton Emerging Markets Income Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has voted to change the Fund's policy limiting investments in affiliated funds to allow the Fund to do so.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BENCHMARK INDEX PLUS STRATEGY. In May 2001, the Fund's Board of Directors approved the elimination of the Fund's non-fundamental operating policy limiting the Fund's investment in Russian securities to no more than 5% of the Fund's total assets. The Board's recent action provides the Fund's investment manager with the ability to employ a "benchmark index-plus" investment strategy. Under this strategy, the Fund's country and securities exposure may track the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), the Fund's benchmark index, when the investment manager believes it is advisable to do so. The Fund's primary objective of high, current income and its secondary objective of capital appreciation as well as its other investment policies, restrictions and tax diversification requirements remain the same.

INVESTMENT ADVISOR. In July 2001, Franklin Advisers, Inc., assumed the investment advisory services previously provided to the Fund by Templeton Investment Counsel, LLC, through its Templeton Global Bond Managers division. Members of the investment management team previously employed by Templeton Investment Counsel continue to be responsible for the Fund's day-to-day management.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $12.43      $11.36       $9.46      $14.33      $12.92
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................        1.26        1.27        1.26        1.22        1.18
 Net realized and unrealized gains (losses)................        (.93)       1.03        1.88       (4.85)       1.47
                                                               --------------------------------------------------------
Total from investment operations...........................         .33        2.30        3.14       (3.63)       2.65
                                                               --------------------------------------------------------
Capital share repurchases..................................         .01         .01          --          --          --
                                                               --------------------------------------------------------
Distributions from net investment income...................       (1.29)      (1.24)      (1.24)      (1.24)      (1.24)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $11.48      $12.43      $11.36       $9.46      $14.33
                                                               ========================================================
Market Value, end of year(a)...............................    $10.9300    $10.6875     $9.9375     $8.1250    $13.4375
                                                               ========================================================
Total Return (based on market value per share).............      15.53%      21.62%      37.66%    (33.52)%      22.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $539,423    $587,397    $540,977    $450,329    $682,212
Ratios to average net assets:
 Expenses..................................................       1.18%       1.19%       1.18%       1.18%       1.19%
 Net investment income.....................................      10.77%      10.62%      11.30%       9.01%       8.62%
Portfolio turnover rate....................................     138.63%      53.40%      38.29%     122.92%     266.79%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
(a)Based on the last sale on the New York Stock Exchange.
                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                 PRINCIPAL
                                                                   AMOUNT              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 95.1%
ARGENTINA 4.2%
Republic of Argentina, 11.75%, 6/15/15......................    $ 36,880,000        $ 22,589,000
                                                                                    ------------
BRAZIL 23.2%
Globo Communicacoes Participacoes Ltd., 10.625%, 12/05/08...       5,000,000           3,812,500
Government of Brazil:
  14.50%, 10/15/09..........................................      24,885,000          25,388,921
  10.125%, 5/15/27..........................................      28,580,000          19,977,420
  11.00%, 8/17/40...........................................     105,600,000          75,888,595
                                                                                    ------------
                                                                                     125,067,436
                                                                                    ------------
BULGARIA 7.5%
Republic of Bulgaria, Series A, FRN, 4.5625%, 7/28/24.......      50,000,000          40,375,000
                                                                                    ------------
COLOMBIA 4.0%
Republic of Colombia:
  9.75%, 4/23/09............................................      10,650,000          10,783,125
  9.75%, 4/23/09, Series NOV................................      10,300,000          10,815,000
                                                                                    ------------
                                                                                      21,598,125
                                                                                    ------------
ECUADOR 2.1%
Republic of Ecuador, Reg S, 12.00%, 11/15/12................      17,000,000          11,368,750
                                                                                    ------------
INDONESIA 1.0%
*PT Astra International, wts., 12/31/03.....................       3,786,583             700,972
+PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07......      16,375,000           2,701,875
+PT Inti Indorayon Utama, 9.125%, 10/15/00..................       6,830,000             990,350
+Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01..........       8,000,000             960,000
                                                                                    ------------
                                                                                       5,353,197
                                                                                    ------------
JAMAICA .9%
Government of Jamaica, 11.75%, 5/15/11......................       4,650,000           4,917,375
                                                                                    ------------
MEXICO 15.8%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................       3,500,000           3,797,500
+Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02....       5,130,216           1,282,554
United Mexican States:
  10.375%, 2/17/09..........................................      35,995,000          40,737,341
  11.375%, 9/15/16..........................................      32,690,000          39,636,625
                                                                                    ------------
                                                                                      85,454,020
                                                                                    ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                 PRINCIPAL
                                                                   AMOUNT              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NETHERLANDS 2.6%
Astra Overseas Finance NV, 144A:
  FRN, 8.5316%, 6/30/05.....................................    $  3,208,320        $  2,053,325
  Zero cpn., 6/30/06........................................       4,036,000           1,210,800
Cellco Finance NV:
  12.75%, 8/01/05...........................................       3,900,000           2,661,750
  15.00%, 8/01/05...........................................      11,450,000           8,272,625
                                                                                    ------------
                                                                                      14,198,500
                                                                                    ------------
PANAMA 2.5%
Republic of Panama, 9.375%, 4/01/29.........................      12,940,000          13,554,650
                                                                                    ------------
PHILIPPINES 4.0%
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................       5,500,000           5,530,872
  9.25%, 6/30/06............................................         620,000             571,041
  9.25%, 6/30/06, Series E MTN..............................       5,080,000           4,678,853
Republic of Philippines:
  9.875%, 3/16/10...........................................       4,170,000           4,025,685
  Reg S, 8.75%, 10/07/16....................................       5,450,000           4,413,138
Subic Power Corp., 144A, 9.50%, 12/28/08....................       2,637,931           2,320,298
                                                                                    ------------
                                                                                      21,539,887
                                                                                    ------------
RUSSIA 10.6%
Federation of Russia:
  Reg S, 11.00%, 7/24/18....................................      52,575,000          47,222,760
  12.75%, 6/24/28...........................................      10,000,000          10,037,970
                                                                                    ------------
                                                                                      57,260,730
                                                                                    ------------
TURKEY 8.4%
Pera Financial Services, 144A, 9.375%, 10/15/02.............       8,950,000           8,312,062
Republic of Turkey:
  144A, 10.00%, 9/19/07.....................................       8,172,000           7,125,984
  12.375%, 6/15/09..........................................      13,200,000          12,117,600
  11.875%, 1/15/30..........................................      21,200,000          17,535,155
                                                                                    ------------
                                                                                      45,090,801
                                                                                    ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                 PRINCIPAL
                                                                   AMOUNT              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
VENEZUELA 8.3%
Republic of Venezeula:
  144A, 9.125%, 6/18/07.....................................    $  7,200,000        $  6,497,107
  Reg S, 9.125%, 6/18/07....................................      10,050,000           9,068,879
  9.25%, 9/15/27............................................      41,909,000          28,969,596
                                                                                    ------------
                                                                                      44,535,582
                                                                                    ------------
TOTAL LONG TERM INVESTMENTS (COST $583,223,116).............                         512,903,053
                                                                                    ------------
                                                                   SHARES
                                                                ------------
(A)SHORT TERM INVESTMENT (COST $1,645,097) .3%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................       1,645,097           1,645,097
                                                                                    ------------
TOTAL INVESTMENTS (COST $584,868,213) 95.4%.................                         514,548,150
OTHER ASSETS, LESS LIABILITIES 4.6%.........................                          24,875,322
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $539,423,472
                                                                                    ============

*Non-income producing.
+Represents defaulted bonds.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by the Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See Notes to Financial Statements.
 16

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $584,868,213)....    $514,548,150
 Receivables:
  Investment securities sold................................      23,544,730
  Interest..................................................      13,854,430
                                                                ------------
      Total assets..........................................     551,947,310
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      11,407,992
  To affiliates.............................................         445,705
 Funds advanced by custodian................................         391,737
 Accrued expenses...........................................         278,404
                                                                ------------
      Total liabilities.....................................      12,523,838
                                                                ------------
Net assets, at value........................................    $539,423,472
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $ 11,780,112
 Net unrealized depreciation................................     (70,320,063)
 Accumulated net realized loss..............................     (60,811,711)
 Capital shares.............................................     658,775,134
                                                                ------------
Net assets, at value........................................    $539,423,472
                                                                ============
Net asset value per share ($539,423,472 / 46,995,257 shares
  outstanding)..............................................          $11.48
                                                                ============

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 Dividends..................................................    $    133,687
 Interest...................................................      65,645,286
                                                                ------------
      Total investment income...............................                    $ 65,778,973
Expenses:
 Management fees (Note 3)...................................       4,667,229
 Administrative fees (Note 3)...............................         825,763
 Transfer agent fees........................................         772,100
 Custodian fees.............................................          74,000
 Registration and filing fees...............................          39,300
 Professional fees..........................................          72,200
 Directors' fees and expenses...............................          48,800
 Other......................................................           4,900
                                                                ------------
      Total expenses........................................                       6,504,292
                                                                                ------------
            Net investment income...........................                      59,274,681
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (13,683,070)
  Foreign currency transactions.............................             696
                                                                ------------
      Net realized loss.....................................                     (13,682,374)
      Net unrealized depreciation on investments............                     (30,544,911)
                                                                                ------------
Net realized and unrealized loss............................                     (44,227,285)
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 15,047,396
                                                                                ============

                       See Notes to Financial Statements.
 18

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 59,274,681       $ 60,408,488
  Net realized loss from investments and foreign currency
   transactions.............................................     (13,682,374)       (22,167,354)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (30,544,911)        70,799,475
                                                                -------------------------------
    Net increase in net assets resulting from operations....      15,047,396        109,040,609

 Distributions to shareholders from net investment income...     (60,470,032)       (59,007,796)
 Capital share transactions (Note 2)........................      (2,551,058)        (3,612,775)
                                                                -------------------------------
    Net increase (decrease) in net assets...................     (47,973,694)        46,420,038

Net assets:
 Beginning of year..........................................     587,397,166        540,977,128
                                                                -------------------------------
 End of year................................................    $539,423,472       $587,397,166
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $ 11,780,112       $ 12,974,767
                                                                ===============================

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $2,316,167.

2. CAPITAL SHARES

The Board of Directors of the Fund previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect.

At August 31, 2001, there were 100 million shares authorized ($.01 par value). During the year ended August 31, 2001, 261,700 shares were repurchased for $2,551,058. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2001 was 17%. During the year ended August 31, 2000, 348,800 shares were repurchased for $3,612,775. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2000 was 14%. Through August 31, 2001, the Fund had repurchased a total of 610,500 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of 0.85% per year of the Fund's average daily net assets. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Portfolio. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets.

4. INCOME TAXES

At August 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $588,806,032 was as follows:

Unrealized appreciation.....................................  $  9,289,095
Unrealized depreciation.....................................   (83,546,977)
                                                              ------------
Net unrealized depreciation.................................  $(74,257,882)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities, and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $ 1,960,611
2008........................................................   20,490,368
2009........................................................   17,957,029
                                                              -----------
                                                              $40,408,008
                                                              ===========

At August 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $16,465,884. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $726,951,691 and $730,157,057 respectively.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Emerging Markets Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Income Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Frank J. Crothers, Andrew H. Hines, Jr. and Charles B. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2004:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harmon E. Burns...........  44,083,038            93.62%               98.04%         883,339             1.88%
Frank J. Crothers.........  44,094,379            93.65%               98.06%         871,998             1.85%
Andrew H. Hines, Jr.......  44,059,161            93.57%               97.98%         907,216             1.93%
Charles B. Johnson........  44,109,149            93.68%               98.09%         857,228             1.82%

                                % OF
   TERM EXPIRING 2004:      VOTED SHARES
Harmon E. Burns...........     1.96%
Frank J. Crothers.........     1.94%
Andrew H. Hines, Jr.......     2.02%
Charles B. Johnson........     1.91%

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  44,310,865            94.11%               98.54%
Against...................     274,995             0.58%                0.61%
Abstain...................     380,517             0.81%                0.85%
================================================================================
Total.....................  44,966,377            95.50%              100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  42,813,638            90.93%               95.21%
Against...................   1,184,714             2.52%                2.64%
Abstain...................     968,025             2.05%                2.15%
================================================================================
Total.....................  44,966,377            95.50%              100.00%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Gordon S. Macklin, Fred R. Millsaps, Edith E. Holiday, Betty P. Krahmer and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 24

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 26

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TEMPLETON EMERGING MARKETS
INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTEI A2001 10/01                            [LOGO]   Printed on recycled paper